UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC  20549


                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15 (d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 6, 1995


                SOUTHEASTERN PUBLIC SERVICE COMPANY
          ----------------------------------------------
      (Exact name of registrant as specified in its charter)


       DELAWARE                 1-4351         13-5534018
    --------------           -----------      -----------------
   (State or other           (Commission      (I.R.S. Employer
  jurisdiction of              File No.)     Identification No.)
  incorporation of
  organization)


          2001 N.W. 107th Avenue
          Miami, Florida                          33172
     -------------------------------------        -------------
     (Address of principal executive office)      (Zip code)


Registrant's telephone number, including area code:(305) 593-6565




          -----------------------------------------------
                (Former name or former address, if
                    changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

     (c)  Exhibits

3.3  --   By-Laws of Southeastern Public Service Company
          ("SEPSCO").
10.5 -- Management Services Agreement, dated as of November 15, 1994, between National Propane Corporation and Public Gas Company.
10.6 -- Management Services Agreement, dated as of January 1, 1995, by and between SEPSCO and Management Providers, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SOUTHEASTERN PUBLIC SERVICE COMPANY


                              By:JOSEPH A. LEVATO
                                 Joseph A. Levato
                                 Executive Vice President
                                  and Chief Financial Officer

Date:     April 6, 1995

                           EXHIBIT INDEX

Exhibit
No.       Description                                      Page No.
- -------   ------------                                     --------

3.3  --   By-Laws of Southeastern Public Service
          Company ("SEPSCO").
10.5 --   Management Services Agreement, dated as of
          November 15, 1994, between National Propane
          Corporation and Public Gas Company.
10.6 --   Management Services Agreement, dated as of
          January 1, 1995, by and between SEPSCO and Management Providers, Inc.